ForeInvestors Choice Variable Annuity

Forethought Life Insurance Company Separate Account A

Supplement dated August 17, 2026 to your Prospectus dated May 1, 2026

Putnam VT Global Asset Allocation Fund

Putnam VT International Value Fund

Effective August 1, 2026, Templeton Asset Management Ltd. replaced The Putnam Advisory Company, LLC as a sub-adviser in the “Fund – Share Class and Adviser/Sub-Adviser” column for the Putnam VT Global Asset Allocation Fund and the Putnam VT International Value Fund as listed in your prospectus under “Appendix B – Investment Options Available Under the Contract.”

This Supplement Should be Retained for Future Reference.

FIC081726SA